                                                                    Exhibit 99.1

                         [STERLING BANCORP LETTERHEAD]


CONTACT:

John W. Tietjen                                    Denise Roche/ Stacy Roth
Chief Financial Officer                            Investor Relations/ Media
Sterling Bancorp                                   The Ruth Group
Tel: (212) 757-8035                                Tel: (646) 536-7008/ 7001
Fax: (212) 757-8287                                droche@theruthgroup.com
john.tietjen@sterlingbancorp.com                   sroth@theruthgroup.com

              STERLING BANCORP REPORTS RECORD THIRD QUARTER RESULTS

               -- Return on Average Tangible Equity Exceeds 21% --

      -     Diluted Earnings Per Share Increased 13% to $0.52 from $0.46 in 3Q01

      -     Net Income Rose 11.1% Compared to 3Q01

      -     37th Consecutive Quarter of Year-Over-Year Double-Digit Earnings
            Growth

NEW YORK, October 10, 2002 -- Sterling Bancorp (NYSE: STL), a financial holding company whose principal subsidiary is Sterling National Bank, today announced earnings for the third quarter and nine months ended September 30, 2002. The record financial performance reflects Sterling's focus on serving small and middle market business with its broad product offerings. These results mark the Company's 37th consecutive quarter of year-over-year, double-digit earnings growth.

THIRD QUARTER RESULTS

Net income increased to $5.5 million for the quarter, up from $5.0 million in the same quarter of last year. Diluted earnings per share increased to $0.52 from $0.46 in the third quarter of 2001. For the nine months ended September 30, 2002, net income increased 12.7% to $16.0 million from $14.2 million in the comparable prior year period. For the nine months, diluted earnings per share grew to $1.49 from $1.33, a 12.0% increase from the same period of last year.

"We are pleased to report another quarter of record earnings and are particularly gratified that our return on average tangible equity reached an all-time high, exceeding 21%. In this challenging interest rate environment, our net interest spread increased and our net interest margin remained among the best in our peer group. Our third quarter performance was the result of growth of earning assets, continued control of funding costs and increases in noninterest income, in the face of the prevailing weak economic conditions," stated Louis J. Cappelli, Chairman and Chief Executive Officer.

                                                                    Exhibit 99.1


NET INTEREST INCOME

Net interest income for the third quarter of 2002 increased to $18.9 million and for the first nine months of 2002 to $55.7 million, up 8.2% and 8.8%, respectively, from the comparable prior year periods. These results reflect the continued growth in the securities and loan portfolios, and the control of funding costs.

Sterling's net interest spread, on a tax equivalent basis, increased to 5.21% for the third quarter of 2002, compared to 5.11% in the same quarter of the prior year. Net interest margin, on a tax equivalent basis, was 5.79% for the quarter compared to 6.16% in the same quarter 2001, reflecting the lower yield on earning assets and the higher proportion of earning assets funded with interest-bearing liabilities.

The securities portfolio on average grew in the third quarter of 2002 to $593.3 million from $450.2 million in the same quarter of last year. The sales of securities, coupled with purchases made during the quarter, resulted in minimal impact on the yield and maturity of the securities portfolios. Loans outstanding on average for the quarter increased $34.8 million from the third quarter 2001 to $745.8 million. The average tax-equivalent yield on earning assets was 7.29% for the third quarter of 2002 compared with 8.38% for the same year ago period, reflecting the impact of decisions made by the Federal Reserve that have resulted in interest rates declining to the lowest point in nearly 40 years.

Interest-bearing deposits on average for the third quarter of 2002 rose 10.9% to $688.1 million from $620.2 million in the same period last year. Borrowings on average for the third quarter 2002 rose to $240.1 million from $137.8 million in the same period last year. The average cost of funds for the third quarter 2002 was 2.08% compared to 3.27% for the same period a year ago. Total funding costs were reduced 22%, reflecting management's continued control of funding costs and the lower rate environment in the 2002 period.

Demand deposits on average for the third quarter 2002 grew to $314.7 million, a 9.2% increase over the comparable period in 2001. At the end of the third quarter, demand deposits represented 31.6% of total deposits, among the highest ratios in the U.S. banking industry.

NONINTEREST INCOME AND NONINTEREST EXPENSE

Noninterest income grew to $7.3 million for the third quarter, an increase of 11.9% from the third quarter 2001. Noninterest income for the third quarter of 2002 represented 23.5% of gross revenues. This increase was primarily due to higher income from mortgage banking, factoring activities, trade finance, and a bank-owned life insurance program implemented in January 2002. Noninterest expense for the third quarter 2002 was $14.9 million compared to $13.5 million in the prior year period. Increases were incurred to support the growing levels of business activities and continued investments in

                                                                    Exhibit 99.1

the franchise, primarily for higher salary and pension costs, increased costs for advertising and marketing, and expenses for the placement of trust preferred securities. The increase in this category of expense was partially offset by a reduction in costs associated with various professional fees.

ASSET QUALITY

Asset quality remained good. At September 30, 2002, nonperforming assets of $2.8 million represented 0.18% of total assets. Sterling has no foreign loans or credit exposure to the telecommunications or cable industries. Allowance for loan losses on September 30, 2002 was $12.8 million, compared to $13.5 million at the end of the third quarter 2001. The allowance as a percentage of loans was 1.55%.

CAPITAL MANAGEMENT

Sterling continued its share repurchase program in the third quarter with the repurchase of 107,000 shares. For the first nine months of 2002, the Company repurchased 481,300 shares, leaving 418,700 shares available for future repurchase. The total number of shares repurchased this year represents 4.8% of the Company's outstanding shares at the beginning of 2002.

Return on average tangible equity, on an annualized basis, increased to an all-time high of 21.4% for the third quarter of 2002 from 18.7%, in the same period last year.

CLOSING STATEMENT

"Our consistent performance is the result of management's execution of its business model and of our unwavering focus on delivering unique high-touch personalized service. Sterling's management style, conservative policies, and diversified products and markets, provided the flexibility to adjust to changing economic conditions and to consistently deliver double-digit year-over-year earnings growth," concluded Chairman Cappelli.

Sterling Bancorp (NYSE: STL) is a financial holding company with assets of $1.5 billion, offering a full range of banking and financial services products. Its principal banking subsidiary is Sterling National Bank, founded in 1929. Sterling provides a wide range of products and services, including commercial lending, asset-based financing, factoring/accounts receivable management, international trade financing, commercial and residential mortgage lending, equipment leasing, trust and estate administration and investment management services. Sterling has operations in the metropolitan New York area, Virginia and other mid-Atlantic states and conducts business throughout the U.S.

                                                                    Exhibit 99.1

This press release may contain, and from time to time the Company's management may make, statements, which may constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are not historical facts but instead are subject to numerous assumptions, risks and uncertainties and represent only the Company's belief regarding future events, many of which, by their nature, are inherently uncertain and outside of its control. Any forward-looking statements the Company may make speak only as of the date on which such statements are made. It is possible that the Company's actual results and financial position may differ, possibly materially, from the anticipated results and financial condition indicated in or implied by these forward-looking statements. Important factors that could cause the Company's actual results to differ, possibly materially, from those in or implied by the forward-looking statements include, but are not limited to, the following: inflation, interest rates, market and monetary fluctuations; geopolitical developments, including the impact of September 11. 2001 and any future acts or threats of war or terrorism; the effects of, and changes in, trade, monetary and fiscal policies and laws, including interest rate policies of the Board of Governors of the Federal Reserve System; a decline in general economic conditions and the strength of the local economies in which the Company operates; the financial condition of the Company's borrowers; competitive pressures on loan and deposit pricing and demand; changes in technology and their impact on the marketing of products and services; the timely development and effective marketing of competitive new products and services and the acceptance of these products and services by new and existing customers; the willingness of customers to substitute competitors' products and services for the Company's products and services; the impact of changes in financial services laws and regulations (including laws concerning taxes, banking, securities and insurance); changes in accounting principles, policies and guidelines; and the success of the Company at managing the risks involved in the foregoing; and other risks detailed from time to time in the Company's Securities and Exchange Commission filings. The foregoing list of important factors is not exclusive, and the Company will not update forward-looking statements, whether written or oral, that may be made from time to time.

                                                                    Exhibit 99.1

                                STERLING BANCORP
                        Consolidated Financial Highlights
                  (dollars in thousands, except per share data)


                                                  THREE MONTHS ENDED SEPTEMBER 30,             NINE MONTHS ENDED SEPTEMBER 30,
                                                  --------------------------------            --------------------------------
                                                      2002                 2001                  2002                  2001
                                                  -----------          -----------            -----------          -----------
OPERATING HIGHLIGHTS
   Interest income                                    $23,715              $23,677                $70,717              $72,460
   Interest expense                                     4,847                6,242                 15,066               21,330
   Provision for loan losses                            2,153                2,018                  8,432                5,231
   Noninterest income                                   7,294                6,517                 21,941               17,986
   Noninterest expenses                                14,907               13,522                 44,375               40,058
   Net income                                           5,545                4,992                 16,042               14,234

   Earnings per common share:
     Basic                                               0.55                 0.49                   1.59                 1.40
     Diluted                                             0.52                 0.46                   1.49                 1.33
   Cash dividends declared                               0.18                 0.16                   0.54                 0.48
   Common shares outstanding:
     Period end                                         9,886                9,314                  9,886                9,314
     Average Basic                                      9,922               10,251                 10,022               10,130
     Average Diluted                                   10,527               10,934                 10,687               10,687
   Return on average assets                             1.50%                1.59%                  1.47%                1.55%
   Return on average tangible equity                   21.36%               18.65%                 20.49%               18.88%
   Return on average stated equity                     17.72%               15.55%                 17.05%               15.60%
   Net interest spread, tax equivalent basis            5.21%                5.11%                  5.20%                5.07%
   Net interest margin, tax equivalent basis            5.79%                6.16%                  5.81%                6.27%

ASSET QUALITY HIGHLIGHTS
PERIOD END
   Net charge-offs                                     $1,561               $1,655                 $9,648               $4,438
   Nonperforming loans                                  1,824                1,874                  1,824                1,874
   Other real estate owned                                999                  673                    999                  673
   Nonperforming assets                                 2,823                2,547                  2,823                2,547

   Nonperforming loans/ loans                           0.22%                0.24%                  0.22%                0.24%
   Nonperforming assets/ assets                         0.18%                0.19%                  0.18%                0.19%
   Allow loan loss/loans                                1.55%                1.72%                  1.55%                1.72%
   Allow loan loss/nonperform loans                   702.96%              718.73%                702.96%              718.73%

                                                                    Exhibit 99.1

                                STERLING BANCORP
                        Consolidated Financial Highlights
                  (dollars in thousands, except per share data)


                                              THREE MONTHS ENDED SEPTEMBER 30,             NINE MONTHS ENDED SEPTEMBER 30,
                                              --------------------------------             -------------------------------
                                                  2002                 2001                   2002                  2001
                                              ------------          -----------            ----------            ---------
BALANCE SHEET HIGHLIGHTS
PERIOD END BALANCES
   Security investments                          $592,393             $486,037               $592,393             $486,037
   Loans, net of unearned discount                828,290              783,515                828,290              783,515
   Total earning assets                         1,422,589            1,278,763              1,422,589            1,278,763
   Allowance for loan losses                       12,822               13,469                 12,822               13,469
   Total assets                                 1,529,777            1,363,729              1,529,777            1,363,729

   Noninterest-bearing deposits                   326,243              323,611                326,243              323,611
   Interest-bearing deposits                      707,782              677,202                707,782              677,202
   Customer repurchase agreements                  48,924               43,296                 48,924               43,296
   Shareholders' equity                           128,487              131,473                128,487              131,473

AVERAGE BALANCES
   Security investments                          $593,295             $450,246               $596,204             $446,743
   Loans, net of unearned discount                745,821              710,986                728,405              697,871
   Total earning assets                         1,352,368            1,171,401              1,345,805            1,150,666
   Allowance for loan losses                       12,961               13,691                 14,119               13,443
   Total assets                                 1,468,217            1,247,333              1,454,943            1,228,427

   Noninterest-bearing deposits                   314,739              288,279                309,486              287,785
   Interest-bearing deposits                      688,083              620,212                673,972              570,929
   Customer repurchase agreements                  58,279               39,874                 65,073               40,347
   Shareholders' equity                           124,164              127,333                125,819              121,961

CAPITAL RATIOS
   Tier 1 risk based                               14.17%               13.08%                 14.17%               13.08%
   Total risk based                                15.42%               14.33%                 15.42%               14.33%
   Leverage                                         8.87%                8.75%                  8.87%                8.75%

Book value per common share                        $12.81               $13.95                 $12.81               $13.95

                                                                    Exhibit 99.1

                                STERLING BANCORP
                                 Balance Sheets
                     (in thousands, except number of shares)

                                                                               SEPTEMBER 30,
                                                                           2002             2001
                                                                        -----------      -----------
ASSETS
Cash and due from banks                                                 $    49,427      $    47,844
Interest-bearing deposits with other banks                                    1,906            4,211
Federal Funds Sold                                                                0            5,000
Investment securities
    Available for sale (at estimated market value)                          271,922          243,612
    Held to maturity (at cost)                                              320,471          242,425
                                                                        -----------      -----------
            Total investment securities                                     592,393          486,037
                                                                        -----------      -----------

Loans, net of unearned discounts                                            828,290          783,515
Less allowance for loan losses                                               12,822           13,469
                                                                        -----------      -----------
            Loans, net                                                      815,468          770,046
                                                                        -----------      -----------

Customers' liability under acceptances                                        1,524            1,333
Excess cost over equity in net assets of the banking subsidiary              21,158           21,158
Premises and equipment, net                                                   8,562            7,232
Accrued interest receivable                                                   5,747            6,068
Other real estate owned                                                         999              673
Other assets                                                                 32,593           14,127
                                                                        -----------      -----------
                                                                        $ 1,529,777      $ 1,363,729
                                                                        ===========      ===========

LIABILITIES AND SHAREHOLDERS' EQUITY
Deposits
    Noninterest-bearing                                                 $   326,243      $   323,611
    Interest-bearing                                                        707,782          677,202
                                                                        -----------      -----------
            Total deposits                                                1,034,025        1,000,813

Federal funds purchased and securities
    sold under agreements to repurchase                                      78,074           61,427
Commercial paper                                                             29,712           35,285
Other short-term borrowings                                                  24,917            9,031
Acceptances outstanding                                                       1,524            1,333
Accrued expenses and other liabilities                                       83,038           84,017
Long-term debt - FHLB                                                       125,000           40,350
                                                                        -----------      -----------
            Total liabilities                                             1,376,290        1,232,256
                                                                        -----------      -----------

Corporation Obligated Mandatorily
     Redeemable Preferred Securities                                         25,000                0
                                                                        -----------      -----------

Shareholders' equity
Preferred series D stock, $5 par value. Authorized 644,389 shares.            2,323            2,352
Common stock, $1 par value. Authorized 20,000,000 shares.                    11,149            9,877
Capital surplus                                                             102,745           70,979
Retained earnings                                                            43,034           57,226
Accumulated other comprehensive gain, net of tax                              3,984            2,999
                                                                        -----------      -----------
                                                                            163,235          143,433
Less:
    Common shares in treasury, at cost                                       32,435           10,402
    Unearned compensation                                                     2,313            1,558
                                                                        -----------      -----------
            Total shareholders' equity                                      128,487          131,473
                                                                        -----------      -----------
                                                                        $ 1,529,777      $ 1,363,729
                                                                        ===========      ===========


MEMORANDA
    Available for sale securities - amortized cost                      $   264,557      $   238,069
    Held to maturity securities - estimated market value                    331,991          250,498
    Shares outstanding
        Preferred - Series D                                                232,305          235,179
        Common issued                                                    11,148,692        9,876,874
        Common in treasury                                                1,262,516          563,356

                                                                    Exhibit 99.1

                                STERLING BANCORP
                              Statements Of Income
                  (dollars in thousands, except per share data)


                                             THREE MONTHS ENDED SEPTEMBER 30,      NINE MONTHS ENDED SEPTEMBER 30,
                                             --------------------------------      -------------------------------
                                                 2002                 2001             2002                2001
                                             -----------          -----------      -----------         -----------
INTEREST INCOME
Loans                                        $    14,547          $    16,328      $    42,959         $    50,343
Investment securities:
    Available for sale                             4,175                3,232           12,764               8,843
    Held to maturity                               4,943                4,034           14,743              13,108
Federal funds sold                                    44                   55              225                  80
Deposits with other banks                              6                   28               26                  86
                                             -----------          -----------      -----------         -----------
            Total interest income                 23,715               23,677           70,717              72,460
                                             -----------          -----------      -----------         -----------

INTEREST EXPENSE
Deposits                                           3,111                4,831            9,743              15,071
Federal funds purchased and securities
    sold under agreements to repurchase              296                  548            1,100               3,681
Commercial paper                                     157                  357              516               1,225
Other short-term borrowings                          135                   39              373                 124
Long-term debt                                     1,148                  467            3,334               1,229
                                             -----------          -----------      -----------         -----------
            Total interest expense                 4,847                6,242           15,066              21,330
                                             -----------          -----------      -----------         -----------

Net interest income                               18,868               17,435           55,651              51,130
Provision for loan losses                          2,153                2,018            8,432               5,231
                                             -----------          -----------      -----------         -----------
Net interest income after provision
    for loan losses                               16,715               15,417           47,219              45,899
                                             -----------          -----------      -----------         -----------

NONINTEREST INCOME
Factoring income                                   1,808                1,372            4,737               4,087
Mortgage banking income                            2,382                2,217            7,595               5,640
Service charges on deposit accounts                1,301                1,478            3,689               4,243
Trade finance income                                 798                  646            1,876               1,943
Trust fees                                           124                  171              476                 557
Other service charges and fees                       416                  475            1,459               1,209
Bank owned life insurance income                     298                    0              814                   0
Securities gains                                      25                    0              869                   0
Other income                                         142                  158              426                 307
                                             -----------          -----------      -----------         -----------
            Total noninterest income               7,294                6,517           21,941              17,986
                                             -----------          -----------      -----------         -----------

NONINTEREST EXPENSES
Salaries and employee benefits                     8,253                7,073           24,334              20,945
Occupancy expenses, net                            1,295                1,346            3,793               3,545
Equipment expenses                                   603                  698            1,965               1,851
Advertising & marketing                              896                  671            2,522               2,425
Professional fees                                    848                1,351            2,337               3,957
Data processing fees                                 259                  329              987               1,002
Stationery & printing                                297                  214              839                 612
Communications                                       404                  456            1,197               1,160
Capital securities costs                             534                    0            1,268                   0
Other expenses                                     1,518                1,384            5,133               4,561
                                             -----------          -----------      -----------         -----------
            Total noninterest expenses            14,907               13,522           44,375              40,058
                                             -----------          -----------      -----------         -----------

Income before income taxes                         9,102                8,412           24,785              23,827
Provision for income taxes                         3,557                3,420            8,743               9,593
                                             -----------          -----------      -----------         -----------

NET INCOME                                   $     5,545          $     4,992      $    16,042         $    14,234
                                             ===========          ===========      ===========         ===========

Average number of common
    shares outstanding
        Basic                                  9,922,478           10,250,508       10,021,703          10,129,812
        Diluted                               10,526,878           10,933,626       10,686,925          10,686,655
Per average common share
        Basic                                $      0.55          $      0.49      $      1.59         $      1.40
        Diluted                                     0.52                 0.46             1.49                1.33
Dividends per common share                          0.18                 0.16             0.54                0.48

                                                                    Exhibit 99.1

                                STERLING BANCORP
                       Statements Of Comprehensive Income
                                 (in thousands)


                                                   THREE MONTHS ENDED SEPTEMBER 30,     NINE MONTHS ENDED SEPTEMBER 30,
                                                   --------------------------------     -------------------------------
                                                     2002                    2001         2002                   2001
                                                   --------                --------     --------               --------
NET INCOME                                         $  5,545                $  4,992     $ 16,042               $ 14,234

Other comprehensive income, net of tax:
    Unrealized holding gains/(losses) arising
        during the period                             1,664                   2,281        3,335                  3,022
    Less: reclassification adjustment for
        gains included in net income                    (13)                      0         (470)                     0
                                                   --------                --------     --------               --------

COMPREHENSIVE INCOME                               $  7,196                $  7,273     $ 18,907               $ 17,256
                                                   ========                ========     ========               ========



                                STERLING BANCORP
                  STATEMENTS OF CHANGES IN SHAREHOLDERS' EQUITY
                                 (in thousands)


                                                     THREE MONTHS ENDED SEPTEMBER 30,       NINE MONTHS ENDED SEPTEMBER 30,
                                                     --------------------------------       -------------------------------
                                                        2002                   2001            2002                  2001
                                                     ---------              ---------       ---------             ---------
BALANCE, AT BEGINNING OF PERIOD                      $ 125,695              $ 125,031       $ 128,477             $ 117,016
Net income for period                                    5,545                  4,992          16,042                14,234
Options exercised                                          370                  2,790           4,162                 3,822
Call/redemption-preferred shares                             0                     (7)              0                   (30)
Purchase of common shares for treasury                  (3,171)                  (955)        (15,126)                 (955)
Cash dividends
    Common shares                                       (1,761)                (1,487)         (5,343)               (4,401)
    Preferred shares                                       (28)                   (25)            (85)                  (74)
Surrender of shares issued under
    incentive compensation plan                              0                 (1,247)         (3,034)               (1,460)
Amortization of unearned compensation                      186                    100             529                   299
Change in net unrealized holding gains/(losses)
    on available for sale securities                     1,664                  2,281           3,335                 3,022
Reclassification adjustment for (gains)
    included in net income                                 (13)                     0            (470)                    0
                                                     ---------              ---------       ---------             ---------

BALANCE, AT END OF PERIOD                            $ 128,487              $ 131,473       $ 128,487             $ 131,473
                                                     =========              =========       =========             =========

                                                                    Exhibit 99.1

                                STERLING BANCORP
                           Average Balance Sheets [1]
                             (dollars in thousands)


                                                                                THREE MONTHS ENDED
                                                                                ------------------
                                                             SEPTEMBER 30, 2002                        SEPTEMBER 30, 2001
                                                     ---------------------------------        -----------------------------------
                                                       AVERAGE                 AVERAGE         AVERAGE                   AVERAGE
                                                       BALANCE      INTEREST     RATE           BALANCE       INTEREST     RATE
                                                     ------------   ---------  -------        -----------     ---------  --------
ASSETS
  Interest-bearing deposits with other banks         $     3,067    $      6      0.87%       $     4,039     $     28      2.78%
  Investment securities
    Available for Sale                                   246,248       3,817      6.20            176,281        2,855      6.48
    Held to Maturity                                     314,303       4,943      6.29            239,305        4,034      6.74
    Tax-exempt  [2]                                       32,744         607      7.35             34,660          641      7.34
  Federal Funds sold                                      10,185          44      1.70              6,130           55      3.51
  Loans, net of unearned discount
    Domestic  [3]                                        745,821      14,547      8.25            710,209       16,318      9.63
    Foreign                                                    0           0      0.00                777           10      5.20
                                                     ------------   ---------                 ------------    ---------

         TOTAL INTEREST-EARNING ASSETS                 1,352,368      23,964      7.29%         1,171,401       23,941      8.38%
                                                                    ---------  ========                       ---------  ========

  Cash and due from banks                                 52,606                                   38,776
  Allowance for loan losses                              (12,961)                                 (13,691)
  Excess cost over equity in
    net assets of the bank                                21,158                                   21,158
  Other                                                   55,046                                   29,689
                                                     ------------                             ------------

                  TOTAL ASSETS                       $ 1,468,217                              $ 1,247,333
                                                     ============                             ============

LIABILITIES AND STOCKHOLDERS' EQUITY
  Interest-bearing deposits
    Domestic
      Savings                                        $    24,380          39      0.63%       $    30,267          165      2.17%
      NOW                                                120,370         230      0.76             94,777          407      1.70
      Money market                                       166,173         295      0.70            201,781        1,080      2.12
      Time                                               374,160       2,533      2.69            290,412        3,147      4.30
    Foreign
      Time                                                 3,000          14      1.80              2,975           32      4.22
  Borrowings
    Federal funds purchased and securities
       sold under agreements to repurchase                63,438         296      1.85             56,529          548      3.84
    Commercial paper                                      29,297         157      2.12             36,552          357      3.88
    Other short-term debt                                 22,400         135      2.39              4,335           39      3.54
    Long-term debt                                       125,000       1,148      3.67             40,350          467      4.63
                                                     ------------   ---------                 ------------    ---------

       TOTAL INTEREST-BEARING LIABILITIES                928,218       4,847      2.08%           757,978        6,242      3.27%
                                                                    ---------  ========                       ---------  ========

Noninterest-bearing demand deposits                      314,739                                  288,279
Other liabilities                                         76,096                                   73,743
                                                     ------------                             ------------

               Total Liabilities                       1,319,053                                1,120,000

Corporation Obligated Mandatorily
    Redeemable Preferred Securities                       25,000                                        0

Stockholders' equity                                     124,164                                  127,333
                                                     ------------                             ------------

   TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY        $ 1,468,217                              $ 1,247,333
                                                     ============                             ============

Net interest income/spread                                            19,117      5.21%                         17,699      5.11%
                                                                               ========                                  ========

Net yield on interest-earning assets                                              5.79%                                     6.16%
                                                                               ========                                  ========

Less: Tax equivalent adjustment                                          249                                       264
                                                                    ---------                                 ---------

Net interest income                                                 $ 18,868                                  $ 17,435
                                                                    =========                                 =========


[1] The average balances of assets, liabilities and shareholders' equity are computed on the basis of daily averages. Average rates are presented on a tax equivalent basis. Certain reclassifications have been made to 2001 amounts to conform to current presentation.

[2]   Interest on tax-exempt securities is presented on a tax equivalent basis.

[3] Nonaccrual loans are included in amounts outstanding and income has been included to the extent earned.

                                                              Exhibit 99.1

                                STERLING BANCORP
                           Average Balance Sheets [1]
                             (dollars in thousands)

                                                                                NINE MONTHS ENDED
                                                             SEPTEMBER 30, 2002                       SEPTEMBER 30, 2001
                                                     ---------------------------------      -----------------------------------
                                                       AVERAGE                 AVERAGE        AVERAGE                   AVERAGE
                                                       BALANCE      INTEREST    RATE          BALANCE       INTEREST     RATE
                                                     -----------    --------   -------      -----------     --------    -------
ASSETS
  Interest-bearing deposits with other banks         $     3,405    $     26      1.03%     $     3,371     $     86      3.42%
  Investment securities
    Available for Sale                                   252,417      11,655      6.16          155,740        7,740      6.63
    Held to Maturity                                     309,903      14,743      6.34          257,193       13,108      6.80
    Tax-exempt  [2]                                       33,884       1,883      7.43           33,810        1,874      7.41
  Federal Funds sold                                      17,791         225      1.67            2,681           80      3.91
  Loans, net of unearned discount
    Domestic  [3]                                        728,405      42,959      8.51          697,094       50,306     10.41
    Foreign                                                    0           0      0.00              777           37      6.32
                                                     ------------   ---------               ------------    ---------

         TOTAL INTEREST-EARNING ASSETS                 1,345,805      71,491      7.38%       1,150,666       73,231      8.89%
                                                                    ---------  ========                     ---------  ========

  Cash and due from banks                                 49,899                                 42,510
  Allowance for loan losses                              (14,119)                               (13,443)
  Excess cost over equity in
    net assets of the bank                                21,158                                 21,158
  Other                                                   52,200                                 27,536
                                                     ------------                           ------------

                  TOTAL ASSETS                       $ 1,454,943                            $ 1,228,427
                                                     ============                           ============

LIABILITIES AND STOCKHOLDERS' EQUITY
  Interest-bearing deposits
    Domestic
      Savings                                        $    26,072         123      0.63%     $    27,492          476      2.31%
      NOW                                                110,514         694      0.84           80,928        1,242      2.05
      Money market                                       165,386       1,086      0.88          190,900        3,499      2.45
      Time                                               369,001       7,795      2.82          268,634        9,750      4.85
    Foreign
      Time                                                 2,999          45      2.00            2,975          104      4.68
  Borrowings
    Federal funds purchased and securities
       sold under agreements to repurchase                76,578       1,100      1.92          101,195        3,681      4.86
    Commercial paper                                      31,982         516      2.16           35,999        1,225      4.55
    Other short-term debt                                 21,014         373      2.37            3,588          124      4.62
    Long-term debt                                       119,552       3,334      3.72           35,450        1,229      4.62
                                                     ------------   ---------               ------------    ---------

       TOTAL INTEREST-BEARING LIABILITIES                923,098      15,066      2.18%         747,161       21,330      3.82%
                                                                    ---------  ========                     ---------  ========

Noninterest-bearing demand deposits                      309,486                                287,785
Other liabilities                                         76,760                                 71,520
                                                     ------------                           ------------

               Total Liabilities                       1,309,344                              1,106,466

Corporation Obligated Mandatorily
    Redeemable Preferred Securities                       19,780                                      0

Stockholders' equity                                     125,819                                121,961
                                                     ------------                           ------------

   TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY        $ 1,454,943                            $ 1,228,427
                                                     ============                           ============

Net interest income/spread                                            56,425      5.20%                       51,901      5.07%
                                                                               ========                                ========

Net yield on interest-earning assets                                              5.81%                                   6.27%
                                                                               ========                                ========

Less: Tax equivalent adjustment                                          774                                     771
                                                                    ---------                               ---------

Net interest income                                                 $ 55,651                                $ 51,130
                                                                    =========                               =========

[1] The average balances of assets, liabilities and shareholders' equity are computed on the basis of daily averages. Average rates are presented on a tax equivalent basis. Certain reclassifications have been made to 2001 amounts to conform to current presentation.

[2]   Interest on tax-exempt securities is presented on a tax equivalent basis.

[3] Nonaccrual loans are included in amounts outstanding and income has been included to the extent earned.